UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 1, 2011

Alterra Capital Holdings Limited
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	000-33047	98-0584464
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Alterra House, 2 Front Street, Hamilton, Bermuda		HM 11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On June 1, 2011, the Registrant entered into an employment agreement (the "Employment Agreement") and Restricted Stock Award Agreement (the "Restricted Stock Award Agreement") with W. Marston Becker, the Registrant’s Chief Executive Officer. Mr. Becker’s previous employment agreement was scheduled to expire on November 13, 2011.

Employment Agreement

Under the Employment Agreement, Mr. Becker will continue to serve as the Registrant’s President and Chief Executive Officer. The Employment Agreement’s term began as of January 1, 2011 and ends on January 1, 2014 (the "Expiration Date"), unless earlier terminated in accordance with the Employment Agreement’s termination provisions. Mr. Becker will be nominated for re-election to the Registrant’s Board of Directors (the "Board") at each annual meeting during the Employment Agreement’s term occurring after his current directorship term expires. The Employment Agreement provides for an annual base salary of $1,150,000, subject to increase at the discretion of the Board or a committee thereof, and an annual cash bonus targeted at 160% of base salary with a range of 0% to 300% of base salary. The Employment Agreement also provides for an annual long-term incentive award targeted at 200% of base salary with a range of 0% to 400% of base salary. The annual long-term incentive award will be made in cash, shares or other share equivalent vehicles. The annual cash bonus and the annual long-term incentive amount are subject to the discretion of the Board and achievement by the Registrant and Mr. Becker of performance goals. The Employment Agreement further provides for an initial grant of 100,000 shares of restricted common stock. The terms of such restricted stock grant are discussed below. Mr. Becker will also receive an annual payment promptly after June 1, 2011 and each January 1 through and including the Expiration Date of $750,000 to compensate him for the cost of purchasing a retirement annuity or for other retirement planning (the "Annuity Payments").

Under the terms of the Employment Agreement, Mr. Becker will be entitled to participate in the Registrant’s employee benefit plans. In addition, Mr. Becker will be entitled to six weeks’ paid vacation and a monthly housing allowance equal to the lesser of (i) the actual monthly rental cost incurred by him for housing in Bermuda, plus $1,000, and (ii) $15,000 (U.S.) (plus a tax gross-up on the housing allowance to the extent and in the manner provided to the Registrant’s other senior executive officers who are subject to U.S. income tax). Mr. Becker will have access to and use of private air charter for normal commuting to and from the Registrant’s corporate headquarters in Bermuda and business travel in accordance with the Registrant’s policy. In addition, the Registrant will reimburse Mr. Becker for the reasonable legal fees and expenses of his counsel in connection with the negotiation and preparation of the Employment Agreement. The Registrant also will indemnify and hold harmless Mr. Becker, on an after-tax basis, from any excise, penalty, or other taxes (and any related interest, penalties and expenses) incurred by Mr. Becker pursuant to Sections 409A or 457A of the Internal Revenue Code under his prior employment agreement or in connection with the Employment Agreement.

Upon the termination of Mr. Becker’s employment for any reason, Mr. Becker is generally entitled to receive the following accrued amounts (the "Accrued Amounts"): any earned but unpaid base salary, annual cash bonus for a completed calendar year, vacation pay and Annuity Payment, as well as any vested benefits under the Registrant’s employee benefit plans and any unreimbursed expenses.

In the event that Mr. Becker’s employment terminates due to his disability or death, in addition to the Accrued Amounts, Mr. Becker (or his estate or beneficiaries, as the case may be) will be entitled to receive severance in an amount equal to the sum of (i) Mr. Becker’s base salary plus (ii) the greater of (A) his annual cash bonus for the immediately preceding calendar year and (B) his target annual cash bonus for the then current year, payable within 60 days following his termination date. Mr. Becker (or his estate or beneficiaries) will also be entitled to receive a pro-rata portion of his annual cash bonus for the then current year as determined by the Board in good faith based on relative achievement of performance targets through the termination date (a "Pro-Rata Bonus"), payable within 60 days following his termination date; payment of all remaining Annuity Payments, payable on the dates they would otherwise have been paid; and accelerated vesting as of the termination date of any time-vesting awards, whether in cash, shares or other share equivalents (the "Time-Vesting Awards"). In addition, any time-based vesting restrictions on performance vesting awards, whether in cash, shares or other share equivalents (the "Performance-Vesting Awards") will lapse on the termination date, but any performance hurdle requirements will continue pursuant to the terms of the grant.

In the event that Mr. Becker’s employment is terminated by the Registrant without cause or by Mr. Becker for good reason (as defined in the Employment Agreement), other than during the 12-month period following the Registrant’s change in control, in addition to the Accrued Amounts, Mr. Becker will be entitled to receive severance in an amount equal to two times the sum of (i) Mr. Becker’s base salary plus (ii) the greater of (A) his annual cash bonus for the immediately preceding calendar year and (B) his target annual cash bonus for the then current year, payable in 12 equal monthly installments beginning on the Registrant’s first payroll date following the 65th day after his termination date. Mr. Becker will also be entitled to receive a Pro-Rata Bonus, payable on the Registrant’s first payroll date following the 65th day after his termination date; payment of all remaining Annuity Payments, payable on the on the Registrant’s first payroll date following the 65th day after his termination date; and accelerated vesting as of the termination date of any Time-Vesting Awards. In addition, any time-based vesting restrictions on Performance-Vesting Awards will lapse on the termination date, but any performance hurdle requirements will continue pursuant to the terms of the grant.

In the event that Mr. Becker’s employment is terminated by the Registrant without cause or by Mr. Becker for good reason during the 12-month period following the Registrant’s change in control (as defined in the Employment Agreement), in addition to the Accrued Amounts, Mr. Becker will be entitled to receive severance in an amount equal to two and one-half times the sum of (i) Mr. Becker’s base salary plus (ii) the greater of (A) his annual cash bonus for the immediately preceding calendar year and (B) his target annual cash bonus for the then current year, payable in 12 equal monthly installments beginning on the Registrant’s first payroll date following the 65th day after his termination date. Mr. Becker will also be entitled to receive a Pro-Rata Bonus, payable on the Registrant’s first payroll date following the 65th day after his termination date; payment of all remaining Annuity Payments, payable on the on the Registrant’s first payroll date following the 65th day after his termination date; and accelerated vesting as of the termination date of any Time-Vesting Awards. In addition, any time-based vesting restrictions on Performance-Vesting Awards will lapse on the termination date, any performance hurdle requirements will be deemed achieved at their maximum level, and such Performance-Vesting Awards will be paid on the 65th day following the termination date.

Mr. Becker’s employment will terminate on the Expiration Date unless the Registrant and Mr. Becker mutually agree. If the Registrant does not notify Mr. Becker within the required time period set forth in the Employment Agreement that it wishes to continue to employ him after the Expiration Date on substantially similar terms as set forth in the Employment Agreement (excluding the Annuity Payments and the initial grant of restricted stock) and Mr. Becker’s employment terminates on the Expiration Date, in addition to the Accrued Amounts, Mr. Becker will be entitled to receive severance in an amount equal to the sum of (i) Mr. Becker’s base salary plus (ii) the greater of (A) his annual cash bonus for the immediately preceding calendar year and (B) his target annual cash bonus for the then current year, payable in 12 equal monthly installments beginning on the Registrant’s first payroll date following the 65th day after his termination date. Upon such termination of employment on the Expiration Date, Mr. Becker will also be entitled to receive his annual cash bonus for the preceding year, as determined in the good faith opinion of the Board, payable on the Registrant’s first payroll date following the 65th day after his termination date; payment of an amount in cash equal to the cash equivalent value of the annual long-term incentive award that would have been awarded with respect to the preceding calendar year as determined in the good faith opinion of the Board; payment of the remaining Annuity Payment, payable on the Expiration Date; and accelerated vesting as of the termination date of any Time-Vesting Awards. In addition, any time-based vesting restrictions on Performance-Vesting Awards will lapse on the termination date, but any performance hurdle requirements will continue pursuant to the terms of the grant. If the Registrant notifies Mr. Becker that it wishes to continue to employ him after the Expiration Date on substantially similar terms as set forth in the Employment Agreement (excluding the Annuity Payments and the initial grant of restricted stock), and Mr. Becker notifies the Registrant that he does not wish to continue to be so employed by the Registrant after the Expiration Date, all within the required time periods set forth in the Employment Agreement, and Mr. Becker’s employment terminates on the Expiration Date, Mr. Becker will be entitled to the same benefits and payments described above in this paragraph, except that his severance will equal the amount of his base salary.

Mr. Becker has the right to retire by notifying the Registrant that he wishes to terminate his employment, without good reason, upon 120 days’ advance written notice on or prior to the Expiration Date. In the event that Mr. Becker’s employment is terminated due to his retirement, in addition to the Accrued Amounts, Mr. Becker will be entitled to receive severance in an amount equal to his base salary, payable in 12 equal monthly installments beginning on the Registrant’s first payroll date following the 65th day after his termination date. Mr. Becker will also be entitled to receive a Pro-Rata Bonus, payable on the Registrant’s first payroll date following the 65th day after his termination date and accelerated vesting as of the termination date of any Time-Vesting Awards. In addition, any time-based vesting restrictions on Performance-Vesting Awards will lapse on the termination date, but any performance hurdle requirements will continue pursuant to the terms of the grant. If Mr. Becker’s retirement date is the Expiration Date, he also will be entitled to receive the remaining Annuity Payment, payable on January 1, 2014; his annual cash bonus for the preceding year, as determined in the good faith opinion of the Board, payable on the Registrant’s first payroll date following the 65th day after his termination date; and payment of an amount in cash equal to the cash equivalent value of the annual long-term incentive award that would have been awarded with respect to the preceding calendar year as determined in the good faith opinion of the Board.

Notwithstanding any other provision of the Employment Agreement to the contrary, if Mr. Becker’s employment is terminated by the Registrant without cause or by Mr. Becker for good reason, in each case on or prior to December 31, 2011, in addition to the Accrued Amounts, Mr. Becker will be entitled to receive severance in an amount equal to three times the sum of (i) Mr. Becker’s base salary under his prior employment agreement plus (i) the amount of the annual cash bonus paid to Mr. Becker in 2011 for the 2010 performance year plus (iii) the value of the annual restricted stock award granted to Mr. Becker on March 1, 2011 for the 2010 performance year, payable in 12 equal monthly installments beginning on the Registrant’s first payroll date following the 65th day after his termination date. Mr. Becker will also be entitled to receive a Pro-Rata Bonus, payable on the Registrant’s first payroll date following the 65th day after his termination date, and accelerated vesting as of the termination date of any Time-Vesting Awards (other than the initial grant of 100,000 shares of restricted stock, which shall be forfeited).

Other than in the case of Mr. Becker’s termination due to death or disability, the termination payments and benefits described above are subject to Mr. Becker’s compliance with his non-solicitation, non-competition and confidentiality covenants and his execution and delivery to the Registrant of a general release of claims against the Registrant.

In the event that any payment or benefit made to Mr. Becker in connection with the transactions contemplated by the Amalgamation Agreement dated March 3, 2010 pursuant to which the Registrant amalgamated with Harbor Point Limited, effective May 12, 2010, is subject to excise tax imposed by Section 4999 of the Internal Revenue Code, the Registrant will pay Mr. Becker an amount necessary to gross him up for the amount of the excise tax, plus any additional taxes, penalties or interest in connection with such excise tax; provided, that the Registrant may reduce the payments or benefits due to Mr. Becker if reducing the payments or benefits by less than 15% of the aggregate would avoid imposition of the excise tax.

If, in connection with a change in control of the Registrant after June 1, 2011, any payment or benefit made to Mr. Becker in connection with such change in control is subject to excise tax imposed by Section 4999 of the Internal Revenue Code, the payments and benefits will be reduced to the extent necessary so that they are not subject to such excise tax; provided, that the payments and benefits will not be so reduced if without the reduction Mr. Becker would be entitled to receive and retain, on a net after tax basis, an amount which is greater than the amount Mr. Becker would retain upon his receipt of the reduced payments and benefits.

Mr. Becker is subject to two-year post termination non-solicitation restrictions and one-year (two years in the case of retirement) post termination non-competition restrictions in addition to perpetual confidentiality and non-disparagement requirements. In addition to injunctive and equitable relief upon Mr. Becker’s violation of his non-competition, non-solicitation or confidentiality covenants, in the case of a willful and material breach of such covenants, the Registrant would be entitled to monetary and compensatory damages equal to or less than 50% of the severance payment(s) and/or the Pro-Rata Bonus payment made to Mr. Becker in connection with his termination of employment.

Restricted Stock Award

As provided in the Employment Agreement, the Registrant granted 100,000 restricted common shares in the capital of the Registrant (the "Restricted Stock Award") to Mr. Becker on June 1, 2011 pursuant to the terms and conditions of the Alterra Capital Holdings Limited 2008 Stock Incentive Plan and the Restricted Stock Award Agreement. The restrictions on the Restricted Stock Award will lapse on January 1, 2014 if Mr. Becker remains employed with the Registrant through such date. Upon Mr. Becker’s termination of employment with the Registrant due to (i) his death or disability, (ii) termination by the Registrant without cause any time on or after January 1, 2012, (iii) termination by Mr. Becker for good reason any time on or after January 1, 2012, (iv) expiration of the term of his employment or (v) termination due to Mr. Becker’s retirement (with "disability," "cause," "good reason," "term," and "retirement" having the meanings given to such terms in the Employment Agreement), the restrictions on the Restricted Stock Award will lapse. If Mr. Becker’s employment is terminated for any other reason before January 1, 2014, the Restricted Stock Award will be immediately forfeited.

The foregoing summaries are qualified in their entirety by reference, as applicable, to the Employment Agreement and Restricted Stock Award Agreement. A copy of each is attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)

10.1 Employment Agreement, dated June 1, 2011, between Alterra Capital Holdings Limited and W. Marston Becker.

10.2 Restricted Stock Award Agreement, dated June 1, 2011, between Alterra Capital Holdings Limited and W. Marston Becker.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alterra Capital Holdings Limited

June 3, 2011	By:	Peter A. Minton

Name: Peter A. Minton
Title: Executive Vice President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement, dated June 1, 2011, between Alterra Capital Holdings Limited and W. Marston Becker.
10.2	Restricted Stock Award Agreement, dated June 1, 2011, between Alterra Capital Holdings Limited and W. Marston Becker.